Exhibit 10.1(a)

                                AMENDMENTS TO THE
                         CENTURYTEL, INC. EMPLOYEE STOCK
                            OWNERSHIP PLAN AND TRUST

     CENTURYTEL, INC., represented herein by its Executive Vice-President and Chief Financial Officer, R. Stewart Ewing, Jr., as Plan Sponsor and Employer, does hereby execute the following amendments to the CenturyTel, Inc. Employee Stock Ownership Plan and Trust:

     1. The first paragraph of Section 1.17 is hereby amended to insert the following sentences as the second and third sentences thereof:

         "The Employer does not make a top-paid group election for determining who is a Highly Compensated Employee. The Employer may make a top-paid group election by an amendment to this Plan."

     2.  Amend and restate Section 17.6 in its entirety to read as follows:

         "17.6  Investment Diversification.
                --------------------------

         (a) Diversification of Company Stock. Each Participant in the Plan who is 100% vested in his or her Accounts under the Plan shall be permitted to direct the investment of a percentage of the total number of shares of Company Stock acquired by or contributed to the Plan and allocated to his or her ESOP Account, Stock Bonus Account, and PAYSOP Account as of the end of the Plan Year preceding the date of the Participant's election, determined under the following table:

                Age                                % of Shares
                ---                                -----------
                 50                                     50%
                 55                                     75%
                 60                                    100%

                The number of shares so determined as being available for diversification shall be reduced by the number of shares of Company Stock previously diversified under this subsection (a) and under this
         Section 17.6 prior to its amendment and restatement.

                The election under this subsection (a) may be made at any time during the Plan Year with respect to the number of shares as of the end of the previous Plan Year determined above as being available for diversification.

                If a Participant elects to diversify pursuant to this subparagraph (a), the Committee shall facilitate such diversification by making available to the Participant at least three (3) investment options which are not Company Stock, and which are consistent with the requirements of regulations promulgated by the Secretary of the Treasury. These investment options may be provided either in this Plan or in another qualified plan sponsored by the Employer. The number and type of investment options available, and the determination regarding the inclusion of the investment options in this Plan or another qualified plan, shall be at the sole discretion of the Committee.

                This Section 17.6(a) shall be effective as of July 1, 2004.

         (b)    Limited Election for 2003. Any Participant who:
                -------------------------

                (i) is retirement-eligible for purposes of the Company's retiree medical program,
                (ii) signs a Statement of Intention to retire which is postmarked, or received by the Company, on or before December 5, 2003, and
                (iii) whose actual date of retirement or termination of employment occurs after the date of the Statement of Intention to retire and on or before December 31, 2003, shall be permitted to direct that 100% of the shares of Company Stock in his or her Accounts be sold by the Trustee.

                An election under this subsection (b) may be made at any time on or after the date on which the Participant signs a Statement of Intention to retire, and on or prior to December 31, 2003. The Trustee shall comply with the election by selling the shares (or by transferring cash into the appropriate Account of the Participant) within five (5) business days after the Trustee's receipt of the properly completed election form, and depositing the sale proceeds or transferred cash into a money market cash account in the Plan pending distribution of the Participant's Accounts after his or her retirement or termination of employment.


         THUS DONE AND SIGNED this 14th day of January, 2004.

                                           CENTURYTEL, INC.

                                           BY: /s/ R. Stewart Ewing, Jr.
                                              _____________________________
                                              R. Stewart Ewing, Jr.
                                              Executive Vice-President and
                                              Chief Financial Officer



         THUS DONE AND SIGNED this 14th day of January, 2004.

                                           REGIONS MORGAN KEEGAN TRUST

                                           BY:  /s/ Kevin Rodgers
                                               ____________________________